                                 Exhibit 99-8(a)
                               Powers of Attorney

                                POWER OF ATTORNEY

I, the undersigned Director and President of Aetna Life Insurance and Annuity Company, hereby constitute and appoint, Megan L. Dunphy, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448            33-75962          33-75998          33-91846
2-52449            33-75964          33-75996          333-01107
33-02339           33-75966          33-76000          333-09515
33-34370           33-75968          33-76002          333-15817
33-34583           33-75970          33-76004          333-24645
33-42555           33-75972          33-76018          333-27337
33-60477           33-75974          33-76024          333-30694
33-61897           33-75976          33-76026          333-34014
33-62473           33-75978          33-79118          333-37448
33-63611           33-75980          33-79122          333-48774
33-64277           33-75982          33-81216          333-49176
33-64331           33-75984          33-87642          333-49593
33-75248           33-75986          33-87932          333-49599
33-75954           33-75988          33-88720          333-56297
33-75956           33-75990          33-88722          333-72079
33-75958           33-75992          33-88724          333-84299
33-75960           33-75994          33-89858          333-87305
                                                       333-89953

Registration Statements filed under the Investment Company Act of 1940:

811-09665       811-2512       811-2513       811-4536       811-5906

hereby ratifying and confirming on this 19th day of December, 2000, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                     SIGNATURE/TITLE


                /s/ Thomas J. McInerney
--------------------------------------------------------
                  Thomas J. McInerney
                Director and President
             (Principal Executive Officer)

                                POWER OF ATTORNEY

I, the undersigned Director of Aetna Life Insurance and Annuity Company, hereby constitute and appoint Megan L. Dunphy, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448            33-75962          33-75998          33-91846
2-52449            33-75964          33-75996          333-01107
33-02339           33-75966          33-76000          333-09515
33-34370           33-75968          33-76002          333-15817
33-34583           33-75970          33-76004          333-24645
33-42555           33-75972          33-76018          333-27337
33-60477           33-75974          33-76024          333-30694
33-61897           33-75976          33-76026          333-34014
33-62473           33-75978          33-79118          333-37448
33-63611           33-75980          33-79122          333-48774
33-64277           33-75982          33-81216          333-49176
33-64331           33-75984          33-87642          333-49593
33-75248           33-75986          33-87932          333-49599
33-75954           33-75988          33-88720          333-56297
33-75956           33-75990          33-88722          333-72079
33-75958           33-75992          33-88724          333-84299
33-75960           33-75994          33-89858          333-87305
                                                       333-89953

Registration Statements filed under the Investment Company Act of 1940:

811-09665       811-2512       811-2513       811-4536       811-5906

hereby ratifying and confirming on this 20th day of December, 2000, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                     SIGNATURE/TITLE


                    /s/ Randy Lowery
--------------------------------------------------------
                    Phillip R. Lowery
                         Director

                                POWER OF ATTORNEY

I, the undersigned Director of Aetna Life Insurance and Annuity Company, hereby constitute and appoint, Megan L. Dunphy, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448            33-75962          33-75998          33-91846
2-52449            33-75964          33-75996          333-01107
33-02339           33-75966          33-76000          333-09515
33-34370           33-75968          33-76002          333-15817
33-34583           33-75970          33-76004          333-24645
33-42555           33-75972          33-76018          333-27337
33-60477           33-75974          33-76024          333-30694
33-61897           33-75976          33-76026          333-34014
33-62473           33-75978          33-79118          333-37448
33-63611           33-75980          33-79122          333-48774
33-64277           33-75982          33-81216          333-49176
33-64331           33-75984          33-87642          333-49593
33-75248           33-75986          33-87932          333-49599
33-75954           33-75988          33-88720          333-56297
33-75956           33-75990          33-88722          333-72079
33-75958           33-75992          33-88724          333-84299
33-75960           33-75994          33-89858          333-87305
                                                       333-89953

Registration Statements filed under the Investment Company Act of 1940:

811-09665       811-2512       811-2513       811-4536       811-5906

hereby ratifying and confirming on this 19th day of December, 2000, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                     SIGNATURE/TITLE


                /s/ Robert C. Salipante
--------------------------------------------------------
                  Robert C. Salipante
                       Director

                                POWER OF ATTORNEY

I, the undersigned Director of Aetna Life Insurance and Annuity Company, hereby constitute and appoint, Megan L. Dunphy, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448            33-75962          33-75998          33-91846
2-52449            33-75964          33-75996          333-01107
33-02339           33-75966          33-76000          333-09515
33-34370           33-75968          33-76002          333-15817
33-34583           33-75970          33-76004          333-24645
33-42555           33-75972          33-76018          333-27337
33-60477           33-75974          33-76024          333-30694
33-61897           33-75976          33-76026          333-34014
33-62473           33-75978          33-79118          333-37448
33-63611           33-75980          33-79122          333-48774
33-64277           33-75982          33-81216          333-49176
33-64331           33-75984          33-87642          333-49593
33-75248           33-75986          33-87932          333-49599
33-75954           33-75988          33-88720          333-56297
33-75956           33-75990          33-88722          333-72079
33-75958           33-75992          33-88724          333-84299
33-75960           33-75994          33-89858          333-87305
                                                       333-89953

Registration Statements filed under the Investment Company Act of 1940:

811-09665       811-2512        811-2513      811-4536       811-5906

hereby ratifying and confirming on this 20th day of December, 2000, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                     SIGNATURE/TITLE


                   /s/ Mark A. Tullis
--------------------------------------------------------
                     Mark A. Tullis
                       Director

                                POWER OF ATTORNEY

I, the undersigned Corporate Controller of Aetna Life Insurance and Annuity Company, hereby constitute and appoint, Megan L. Dunphy, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448            33-75962          33-75998          33-91846
2-52449            33-75964          33-75996          333-01107
33-02339           33-75966          33-76000          333-09515
33-34370           33-75968          33-76002          333-15817
33-34583           33-75970          33-76004          333-24645
33-42555           33-75972          33-76018          333-27337
33-60477           33-75974          33-76024          333-30694
33-61897           33-75976          33-76026          333-34014
33-62473           33-75978          33-79118          333-37448
33-63611           33-75980          33-79122          333-48774
33-64277           33-75982          33-81216          333-49176
33-64331           33-75984          33-87642          333-49593
33-75248           33-75986          33-87932          333-49599
33-75954           33-75988          33-88720          333-56297
33-75956           33-75990          33-88722          333-72079
33-75958           33-75992          33-88724          333-84299
33-75960           33-75994          33-89858          333-87305
                                                       333-89953

Registration Statements filed under the Investment Company Act of 1940:

811-09665       811-2512       811-2513       811-4536       811-5906

hereby ratifying and confirming on this 19th day of December, 2000, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                     SIGNATURE/TITLE


                 /s/ Deborah Koltenuk
--------------------------------------------------------
                    Deborah Koltenuk
                   Corporate Controller

                                POWER OF ATTORNEY

I, the undersigned Chief Financial Officer of Aetna Life Insurance and Annuity Company, hereby constitute and appoint, Megan L. Dunphy, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448            33-75962          33-75998          33-91846
2-52449            33-75964          33-75996          333-01107
33-02339           33-75966          33-76000          333-09515
33-34370           33-75968          33-76002          333-15817
33-34583           33-75970          33-76004          333-24645
33-42555           33-75972          33-76018          333-27337
33-60477           33-75974          33-76024          333-30694
33-61897           33-75976          33-76026          333-34014
33-62473           33-75978          33-79118          333-37448
33-63611           33-75980          33-79122          333-48774
33-64277           33-75982          33-81216          333-49176
33-64331           33-75984          33-87642          333-49593
33-75248           33-75986          33-87932          333-49599
33-75954           33-75988          33-88720          333-56297
33-75956           33-75990          33-88722          333-72079
33-75958           33-75992          33-88724          333-84299
33-75960           33-75994          33-89858          333-87305
                                                       333-89953

Registration Statements filed under the Investment Company Act of 1940:

811-09665       811-2512       811-2513       811-4536       811-5906

hereby ratifying and confirming on this 20th day of December, 2000, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                     SIGNATURE/TITLE


               /s/ Michael W. Cunningham
--------------------------------------------------------
                 Michael W. Cunningham
                  Chief Financial Officer